Exhibit 99.8

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-E

KEY PERFORMANCE FACTORS
June 30, 2001



        Expected B Maturity                                        06/16/03


        Blended Coupon                                              4.1909%



        Excess Protection Level
          3 Month Average   7.43%
          June, 2001   6.98%
          May, 2001   7.73%
          April, 2001   7.58%


        Cash Yield                                  18.98%


        Investor Charge Offs                         5.67%


        Base Rate                                    6.33%


        Over 30 Day Delinquency                      4.78%


        Seller's Interest                            8.00%


        Total Payment Rate                          14.15%


        Total Principal Balance                     $57,876,901,808.74


        Investor Participation Amount               $750,000,000.00


        Seller Participation Amount                 $4,631,211,247.25